EXHIBIT 10.1

International Shipping Enterprises, Inc.

1225 Franklin Avenue, Suite 325

Garden City, NY 11530

May 27, 2005

Shareholders of Navios Maritime Holdings Inc.

20 Marshall Street

South Norwalk, CT 06854

Ladies and Gentlemen:

Reference is hereby made to the Stock Purchase Agreement dated February 28, 2005 (“SPA”) among Navios Maritime Holdings, Inc. (“Navios”), the Shareholders of Navios, the Shareholders Agent, and International Shipping Enterprises, Inc. (“ISE”). Capitalized terms used herein but not otherwise defined herein shall have such meanings as defined in the SPA. We have agreed to amend and modify the SPA as follows:

1. Notwithstanding anything to the contrary in the SPA, including the provisions of Sections 2.4 and 9, the language of Section 10.1(b) shall be deleted in its entirety and replaced with the following: “by either the Shareholders or the Buyer if the Closing shall not have occurred on or before July 15, 2005.”

2. The Shareholders and Shareholders Agent acknowledge and agree that no Deposit Adjustment need be paid by Buyer.

3. Except as modified hereby the SPA remains in full force and effect.

[SIGNATURE PAGES TO FOLLOW]

Please confirm your agreement to the foregoing by signing the enclosed duplicate of this letter.

BUYER:

INTERNATIONAL SHIPPING ENTERPRISES, INC.

By:
Name:
Title:

INDIVIDUAL SHAREHOLDERS:		CORPORATE SHAREHOLDERS:

GALI SHIPPING INC.

By:	/s/ Anthony R. Whitworth	By:
	Anthony R. Whitworth	Name:
Title:

PARK VIEW BUSINESS INC.

By:	/s/ Bruce C. Hoag	By:
	Bruce C. Hoag	Name:
Title:

ARAMA ASSETS LIMITED

By:	/s/ Robert G. Shaw	By:
	Robert G. Shaw	Name:
Title:

By:	/s/ Ted C. Petrone
Ted C. Petrone

By:	/s/ Michael E. McClure
Michael E. McClure

HAZELMERE MARITIME INC.

By:	/s/ Shunji Sasada	By:
	Shunji Sasada	Name:
Title:

SALTCHUK RESOURCES, INC.

By:	/s/ Pablo Soler	By:
	Pablo Soler	Name:
Title:

By:	/s/ Gabriel Soler
Gabriel Soler